                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 9, 2001


                      PRODIGY COMMUNICATIONS CORPORATION
         ____________________________________________________________
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
              __________________________________________________
                (State or other jurisdiction of incorporation)


          000-25333                                    04-3323363
   __________________________               _______________________________
    (Commission File Number)               (IRS Employer Identification No.)

           6500 RIVER PLACE BLVD., BUILDING III, AUSTIN, TEXAS 78730
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (512) 527-1150


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 9, 2001, Prodigy Communications Corporation (the "Registrant") notified PricewaterhouseCoopers LLP that their engagement as the Registrant's independent accountant will be terminated following the issuance of their report on the Registrant's financial statements for the year ended December 31, 2000 and engaged Ernst & Young LLP to act as the Registrant's independent accountant to audit its financial statements for the year ending December 31, 2001 and thereafter. This change in certifying accountants was approved by the audit committee of the board of directors.

     The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's fiscal years ended December 31, 1998 and 1999 and through March 9, 2001, there were no disagreements between the Registrant and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     The Registrant has requested that PricewaterhouseCoopers LLP provide a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 15, 2000, is filed as Exhibit 16 to this report on Form 8-K.

     During the Registrant's two most recent fiscal years and through March 9, 2001, the Registrant has not consulted with Ernst & Young LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

Exhibit
Number        Description
-------       ------------

16            Letter from PricewaterhouseCoopers LLP dated March 15, 2001 to the
              Commission.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 15, 2001                 PRODIGY COMMUNICATIONS CORPORATION


                                      By: /s/ Dan Iannotti
                                          ------------------------------
                                          Dan Iannotti
                                          Senior Vice President, General Counsel
                                          and Secretary

                 EXHIBIT INDEX

Exhibit
Number           Description
-------          ------------
16               Letter from PricewaterhouseCoopers LLP dated March 15, 2001 to the Commission.